UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re The Penn Traffic Company, et al
Debtors

Case No. 09-14078 (PJW)
Reporting Period: November 28, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X		
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a			X
Schedule of Professional Fees Paid	MOR-1b	X		
Copies of bank statements				
Cash disbursements journals				
Statement of Operations	MOR-2	X		
Balance Sheet	MOR-3	X		
Status of Postpetition Taxes	MOR-4	X		
Copies of IRS Form 6123 or payment receipt				
Copies of tax returns filed during reporting period				
Summary of Unpaid Postpetition Debts	MOR-4	X		
Listing of aged accounts payable	MOR-4	X		
Accounts Receivable Reconciliation and Aging	MOR-5	X		
Debtor Questionnaire	MOR-5	X		

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor — Date

Signature of Joint Debtor — Date

RF Stengel — 5 Jan 2010

Signature of Authorized Individual* — Date

Ronald F. Stengel
Printed Name of Authorized Individual

Chief Restructuring Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR
(04/07)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re The Penn Traffic Company, et al
Debtors

Case No. 09-14078 (PJW)
Period: 'November 28, 2009

MONTHLY OPERATING REPORT

Summary of Cases

	Debtor	Case Number
	The Penn Traffic Company, Debtor	09-14078 (PJW)
	Sunrise Properties, Debtor	09-14079 (PJW)
	Pennway Express, Inc., Debtor	09-14080 (PJW)
(1)	Penny Curtis Baking Company, Inc., Debtor	09-14082 (PJW)
(1)	Big M Supermarkets, Inc., Debtor	09-14083 (PJW)
(1)	Commander Foods, Inc., Debtor	09-14084 (PJW)
(1)	P & C Food Markets, Inc. of Vermont, Debtor	09-14085 (PJW)
(1)	P.T. Development, LLC, Debtor	09-14086 (PJW)
	P.T. Fayetteville/Utica, LLC, Debtor	09-14087 (PJW)

(1) No financial data was maintained for these entities because such entities were not engaged in active operations during the relevant time period of this report.

In re: The Penn Traffic Company, et al
Debtors
11/29 - 12/26 Total Cash Flow
($ in thousands)	Stub W/E	W/E	11/18-11/28	Cumulative
	11-21-09	11-28-09	Total	to Date

Cash Receipts:
Sales Receipts	$6,910	$14,284	$21,195	$21,195
Other Receipts (A/R Coll./Dep.)	574	627	1,201	1,201
Miscellaneous Retail Receipts	1,961	270	2,231	2,231
Store Closure/Sale Proceeds	-	-	-	-
Total Receipts	9,445	15,181	24,626	24,626

Cash Disbursements:
Trade Payments:
Product	1,870	8,365	10,235	10,235
Non-Product	-	-	-	-
Total Trade Payments	1,870	8,365	10,235	10,235

Operating Expenses:
Store Payroll, Taxes & Benefits	1,211	2,884	4,095	4,095
Corp. Payroll, Taxes & Benefits	475	527	1,002	1,002
Severance/WARN and Retention	-	-	-	-
Union Benefits	-	-	-	-
401K Plans	-	-	-	-
Utilities	-	-	-	-
Rent Cam & RE Taxes	-	-	-	-
Insurance Premiums & Claims	110	240	350	350
Capital Expenditures	-	-	-	-
Sales Tax Payable	157	857	1,014	1,014
Store Currency & Coin Orders	1,298	2,393	3,691	3,691
Other (WUnion/Util. Rmb/Bank fees)	934	1,415	2,349	2,349
Liquidator Expense Reimbursement	-	-	-	-
Miscellaneous Expense	-	-	-	-
Total Operating Expenses	4,185	8,315	12,500	12,500

Financing Expenses:
Term/Standby LC Interest	-	-	-	-
Suppl. RE Facility Interest	-	-	-	-
DIP & Revolver Interest & Fees	250	-	250	250
Debt Paydown / L/C Collat.	-	-	-	-
Total Non-Operating Expenses	250	-	250	250

Net Operating Cash Flow	3,140	(1,499)	1,641	1,641

Bankruptcy Expenses:
Deposits/Cash-in-Advance	1,149	558	1,708	1,708
Professional Fees	-	-	-	-
UST Fees	-	-	-	-
Claims Agent	-	-	-	-
Cure Costs	-	-	-	-
Funds Transferred to/(from) Escrow	-	-	-	-
Total Bankruptcy Expenses	1,149	558	1,708	1,708

Total Disbursements	7,455	17,238	24,693	24,693

Net Cash Flows	$1,990	$(2,057)	$(67)	$(67)

In re The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
Debtor	Reporting Period: November 28, 2009

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses

No professional fees and expenses paid in this reporting period

THE PENN TRAFFIC COMPANY
(Debtor-in-Possession)
Consolidated Statement of Operations
(In thousands)
Unaudited

	2 - Weeks Ended November 28, 2009

	Penn	Fayetteville/	Pennway	Penny	Sunrise	Penn Traffic	Consolidated
	Traffic	Utica	Express	Curtiss	Properties	Eliminations	Penn Traffic

Revenues	$28,685	$961	$149	$-	$3	$-	$29,798

Cost and Operating Expenses
Cost of sales	20,623	674	-	-	-	-	21,297
Selling and administrative expenses	9,892	231	135	-	2	-	10,259
Asset impairment charge	-	-	-	-	-	-	-
Goodwill impairment charge	-	-	-	-	-	-	-

Operating Income	(1,830)	56	14	-	2	-	(1,758)
Interest expense	416	-	-	-	-	-	416
Reorganization expense	-	-	-	-	-	-	-

(Loss) Income from continuing operations before taxes	(2,246)	56	14	-	2	-	(2,174)

Provision for income taxes	-	-	-	-	-	-	-

(Loss) Income before loss from discontinued operations, net of tax	(2,246)	56	14	-	2	-	(2,174)

(Loss) income from discontinued operations, net of tax	(21)	-	-	-	-	-	(21)

(Loss) Income before extraordinary item	(2,267)	56	14	-	2	-	(2,195)

Extraordinary item	-	-	-	-	-	-	-

Net (Loss) Income	$(2,267)	$56	$14	$-	$2	$-	$(2,195)

(1)   The following legal entities: Big M Supermarkets, Inc., Commander Foods,Inc., P&C Food Markets, Inc of Vermont, and  PT-Development, LLC, are not reported on the above schedule due to the fact that there was no or nominal activity for the reporting period of November 18, 2009 through November 28, 2009 for these entities.

In re: The Penn Traffic Company, et al	Csae No. 09-14078 (PJW)
Debtors	Reporting Period: November 28, 2009

MOR 3
Consolidated Balance Sheet
As of November 28, 2009
Unaudited
(In Thousands)

	Penn	Fayetteville/		Pennway		Penny	Sunrise	Penn Traffic	Consolidated
	Traffic	Utica	Big M	Express	Dairy Dell	Curtiss	Properties	Eliminations	Penn Traffic
ASSETS

Current Assets:
Cash and short-term investments	32,983	31	(2)	-	-	-	-	-	33,012
Accounts and notes receivables	16,621	-	-	637	-	-	-	-	17,258
Inventories	31,882	1,047	-	-	-	-	-	-	32,929
Prepaid expenses and other current assets	10,114	-	-	-	-	-	-	-	10,114
Assets Held for Sale	-	-	-	-	-	-	-	-	-
	91,600	1,078	(2)	637	-	-	-	-	93,313

Noncurrent Assets:
Capital leases	6,596	-	-	-	-	-	-	-	6,596
Property, plant and equipment	42,469	4,018	-	124	-	-	-	-	46,611
Goodwill	63	-	-	-	-	-	-	-	63
Intangible assets	2,417	-	-	-	-	-	-	-	2,417
Other assets	2,489	-	-	-	-	-	-	-	2,489
	145,634	5,096	(2)	761	-	-	-	-	151,489

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Current portion of obligations under capital leases	-	-	-	-	-	-	-	-	-
Current maturities under long-term debt	16,315	-	-	-	-	-	-	-	16,315
Trade account and drafts payables	2,674	-	(9)	-	-	-	-	-	2,665
Other current liabilities	3,627	54	-	18	-	2	-	-	3,701
Accrued interest expense	-	-	-	-	-	-	-	-	-
Deferred income taxes	-	-	-	-	-	-	-	-	-
	22,616	54	(9)	18	-	2	-	-	22,681

Intercompany payables	(55,131)	-	54,751	(3,256)	-	4,025	(389)	-	-

Noncurrent Liabilities:
Obligations under capital leases	-	-	-	-	-	-	-	-	-
Long-term debt	3,074	-	-	-	-	-	-	-	3,074
Deferred income taxes	-	-	-	-	-	-	-	-	-
Other noncurrent liabilities	-	-	-	-	-	-	-	-	-

Total Liabilities Subject to Compromise	115,913	-	-	-	-	2,652	-	-	118,565

Stockholders' Equity:
Preferred stock	(20)	-	-	-	-	20	-	-	-
Common Stock	36	-	20	1	-	30	1	-	88
Capital in excess of par	128,246	-	-	-	-	-	-	-	128,246
Stock warrants	-	-	-	-	-	-	-	-	-
Retained Earnings	(68,828)	5,042	(54,764)	3,997	-	(6,729)	388	-	(120,894)
Accumulated other comprehensive loss	(270)	-	-	-	-	-	-	-	(270)
Treasury stock, 53,000 shares at cost	-	-	-	-	-	-	-	-	-
Total Stockholders Equity	59,164	5,042	(54,744)	3,998	-	(6,679)	389	-	7,170

	145,636	5,096	(2)	760	-	-	-	-	151,490
	2	-	(0)	(1)	-	-	-	-	1

In re: The Penn Traffic Company, et al		Case No. 09-14078 (PJW)
Debtors	MOR 4	Reporting Period: November 28, 2009
Status of Post Petition Taxes

		Period 10			11/18/09					11/28/09
		Beginning	11/07/09	Paid Thru	Beginning	Amount Withheld	Amount	Date	Check No.	Ending
		Tax Liability	Thru 11/21/09	11/18/2009	Tax Liability	or Accrued	Paid	Paid	or EFT	Tax Liability	Per G/L

	Federal
242300	Withholding	(195,118)	(631,284)	610,291	(216,111)						(196,267)
242001	FICA -Employee	(176,840)	(550,592)	533,750	(193,682)						(184,620)
242000	FICA -Employer	(355,022)	(362,379)	537,518	(179,883)						(397,971)
						(766,863)
							560,955	11/23/09	274972700078632
							12,470	11/25/09	274972900075674
							4,257	11/25/09	274972900408287
	Totals	(726,979)	(1,544,256)	1,681,559	(589,676)	(766,863)	577,681			(778,858)	(778,858)

242100	Unemployment	(49,947)	(3,921)	40,739	(13,130)	(1,509)	-			(14,639)	(14,639)
	Income
	Other
	Total Federal Taxes	(776,926)	(1,548,177)	1,722,297	(602,806)	(768,372)	577,681			(793,497)	(793,497)

	State
242452	Withholding- PA	(53,239)	(56,276)	89,605	(19,911)	(17,524)					(37,435)
242456	Withholding- VT	(616)	(2,003)	1,939	(680)	(786)	636	11/25/09	3286881		(669)
242450	Withholding- NY	(69,618)	(211,992)	208,595	(73,015)	(66,971)					(69,193)
							68,848	11/25/09	NY09WT001722561
							1,945	11/25/09	NY09WT001722579
	Total State Withholding	(123,473)	(270,272)	300,139	(93,606)	(85,281)	71,429			(107,458)	(107,297)

	Local Taxes
242552	Local -EIT	(26,349)	(16,845)	-	(43,194)	(5,195)	-				(48,389)
242900	Local -LST	(5,489)	(3,039)	-	(8,528)	(986)	-				(9,514)
	Total Local Taxes	(31,838)	(19,884)	-	(51,722)	(6,181)	-			(57,903)	(57,903)

	Sales
242650 + 242750	Sales - NY	(153,003)	(485,600)	-	(638,602)	(180,468)	807,583	11/25/09	NY09ST00156012		26,442
							37,929	11/25/09	NY09ST000156016
242652 + 242752	Sales - PA	(157,978)	(72,496)	-	(230,474)	(53,465)	156,402	11/20/09	1300026095879		(127,538)
242651	Sales - OH	(472)	(139)		(611)	-	-				(611)
242656 + 242756	Sales - VT	(10,060)	(5,787)	-	(15,848)	(2,144)	10,060	11/25/09	1257785876613		(7,931)

	Total Sales Tax	(321,513)	(564,022)	-	(885,535)	(236,077)	1,011,974			(109,638)	(109,638)

	Excise									-
242250	Unemployment - NY	(84,784)	(7,276)	69,310	(22,750)	(2,907)	-				(25,643)
242252	Unemployment - PA	(95,651)	(8,572)	77,316	(26,907)	(3,412)	-				(30,230)
242256	Unemployment - VT	(1,067)	(367)		(1,435)	(160)	-				(1,595)
242257	Unemployment - NH	577	(89)		488	(48)	-				440
243100	Real property	(385,105)	(166,000)	385,105	(166,000)	(166,000)	-				(332,001)
243500	Tobacco	69,816	-	-	69,816	(9,060)	19,057	11/20/09	006122		79,812
	Total Excise	(496,214)	(182,305)	531,731	(146,788)	(181,587)	19,057			(309,318)	(309,217)

	Other
242856	Meals and Room - VT	(1,407)	(846)	-	(2,253)	(203)	1,407	11/25/09	1257792790394		(1,049)
242857	Meals and Room - NH	(630)	(280)	630	(280)	(112)	-				(392)
243200	Mercantile Tax	(14,184)	(1,289)	-	(15,473)	-	-				(15,474)
	Total Other	(16,221)	(2,416)	630	(18,007)	(315)	1,407			(16,914)	(16,915)

	Total Taxes	(1,766,186)	(2,587,075)	2,554,797	(1,798,464)	(1,277,813)	1,681,548			(1,394,729)	(1,394,467)

In re The Penn Traffic Company et al	Case No. 09-14978 (PJW)
Debtors	Reporting Period: November 28, 2009

MOR 4b
SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	2,665,846
Wages Payable	1,693,501
Taxes Payable	1,394,729
Rent/Leases-Building	612,416
Rent/Leases-Equipment	0
Secured Debt/Adequate Protection Payments	0
Professional Fees	0
Amounts Due to Insiders*
Other:__________________
Other:__________________________
Total Postpetition Debts	6,366,492

In re	The Penn Traffic Company	Case N09 -14078 (PJW)
	Debtor	Reporting Per November 28, 2009

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
MOR 5a

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$16,900,309
+ Amounts billed during the period (Aged)	$38,038,396
- Amounts collected during the period (Aged)	$37,672,616
- Amounts collected during the period (Not Aged)	$645,453
Total Accounts Receivable at the end of the reporting period	$16,620,636

Accounts Receivable Aging	Amount
0 - 30 days old	$4,649,873
31 - 90 days old	$1,191,776
91 - 180 days old	$102,056
181 - 365 days old	$(29,898)
365 + days old	$662,991
Subtotal Aged Accounts Receivable	$6,576,800
Accounts Receivable Not Aged	$11,702,969
Total Accounts Receivable	$18,279,769
-Amount considered uncollectible (Bad Debt)	$1,659,133
Accounts Receivable (Net)	$16,620,636

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5
Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
(1) X

(1)	Documentation already provided as part of Initial Monthly Operating Report

In re	Pennway Express, Inc.	Case N09 -14080 (PJW)
	Debtor	Reporting Per November 28, 2009

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
MOR 5b

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$597,622
+ Amounts billed during the period	$75,768
- Amounts collected during the period	$36,885
Total Accounts Receivable at the end of the reporting period	$636,505

Accounts Receivable Aging	Amount
0 - 30 days old	$262,091
31 - 90 days old	$277,479
91 - 180 days old	$22,682
181 - 365 days old	$71,550
365 + days old	$2,703
Subtotal Aged Accounts Receivable	$636,505
Accounts Receivable Not Aged	$-
Total Accounts Receivable	$636,505
-Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	$636,505

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5
Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

In re	P.T. Fayetteville/Utica, LLC	Case N09 -14087 (PJW)
	Debtor	Reporting Per November 28, 2009

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
MOR 5c

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$355
+ Amounts billed during the period	$401
- Amounts collected during the period	$355
Total Accounts Receivable at the end of the reporting period	$401

Accounts Receivable Aging	Amount
0 - 30 days old
31 - 90 days old
91 - 180 days old
181 - 365 days old
365 + days old
Subtotal Aged Accounts Receivable	$-
Accounts Receivable Not Aged	$401
Total Accounts Receivable	$401
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	$401

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5
Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

	The Penn Traffic Company
	Bank Account Balances
			Actual
	Bank Name	A/C#	11-28-09
1	First Commonwealth Bank	4983	722
2	Bank of America Business Capital	2194	2,144,821
3	Bank of America Business Capital	3549	(1,842)
4	Bank of America Business Capital	2204	17,556
5	Bank of America Business Capital	5976	22,658,988
6	Banc of America Securities LLC	4712	-
7	Bank of America Business Capital	6956	(71,732)
8	HSBC Bank USA, National Association	3033	11,117
9	Bank of America Business Capital	2069	(1,991,043)
10	Bank of America Business Capital	3549	43,779
11	HSBC Bank USA, National Association	9521	1,454,362
12	Bank of America Business Capital	2069	(270,601)
13	HSBC Bank USA, National Association	7256	73,779
14	HSBC Bank USA, National Association	4225	248,436
15	HSBC Bank USA, National Association	4439	39,496
16	Bank of America Business Capital	2084	1,696,966
17	Fifth Third Bank	4602	3,842,343
18	Fifth Third Bank	4651	-
19	Lake Region Bank	5136	164,327
20	Lake Region Bank	5224	-
21	Lake Region Bank	5312	-
22	Lake Region Bank	5558	-
23	HSBC Bank USA, National Association	0463	(2,679,804)
24	HSBC Bank USA, National Association	0974	3,172,318
25	HSBC Bank USA, National Association	7312	3,721
26	First Citizens Bank	1002	125,270
27	NBT Bank	2424	60,824
28	Peoples State Bank	3200	76,427
29	Ameriserv Financial Bank	5230	1,974,296
30	RBS Citizens, National Association	5043	-
31	First Commonwealth Bank	2264	-
32	Hamlin Bank	0306	-
33	HSBC Bank USA, National Association	6050	-
34	M&T Bank	6855	-
35	Merchants Bank	1875	-
36	National City Bank/PNC Bank	8153	-
37	Northwest Savings Bank	3249	-
38	Northwest Savings Bank	3245	-
39	PNC Bank	8142	-
40	S&T Bank	6912	-
41	Bank of America Business Capital	8023	217,334
42	Bank of America Business Capital	2852	-
43	Bank of America Business Capital	2865	-
44	Bank of America Business Capital	2878	-
45	Bank of America Business Capital	7938	-
46	Bank of America Business Capital	1347
	Total		$33,011,860

The Penn Traffic Co.
Taxes Paid After 11/18/09

	Tax	Amount	Date
Legal Entity	Paid	Paid	Paid

Penn Traffic Co.	PA Sales Tax	156,401.67	11/20/09
Penn Traffic Co.	NY Tobacco	19,056.89	11/20/09
Penn Traffic Co.	Fed-SS-MED	560,954.65	11/23/09
PT Fayetteville/Utica, LLC	Fed-SS-MED	12,469.86	11/25/09
Pennway Express Inc.	Fed-SS-MED	4,256.93	11/25/09
Penn Traffic Co.	NY Withholding	68,847.91	11/25/09
PT Fayetteville/Utica, LLC	NY Withholding	1,944.78	11/25/09
Penn Traffic Co.	VT Withholding	635.92	11/25/09
Penn Traffic Co.	NY Sales Tax	807,583.14	11/25/09
PT Fayetteville/Utica, LLC	NY Sales Tax	37,929.00	11/25/09
Penn Traffic Co.	VT Sales Tax	10,060.00	11/25/09
Penn Traffic Co.	VT Meals & Rooms Tax	1,407.00	11/25/09

		1,681,547.75